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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 22, 1999
              (Date of earliest event reported: December 17, 1999)

                        Commission File Number: 1-10694

                               VISX, INCORPORATED
             (Exact name of Registrant as specified in its charter)

                Delaware                                        06-1161793
(State of incorporation or organization)                 (IRS Employer I.D. No.)

          3400 Central Expressway, Santa Clara, California 95051-0703
          -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 733-2020
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events

     On December 17, 1999 in the case captioned VISX v. Nidek Co., Ltd (T 195-94) the Canadian federal court ruled that Nidek and other defendants in the patent infringement action brought by VISX do not infringe the VISX patents asserted in the case. The court found that the VISX patents asserted in the case are valid despite the defendants' claims to the contrary. VISX will file an appeal of the decision regarding infringement.

     As VISX has previously disclosed in reports filed with the Securities and Exchange Commission, litigation is inherently uncertain and there can be no assurance as to the outcome of any case. Additional discussion of factors affecting the Company's business, including proceedings before the International Trade Commission and other litigation, is contained in the Company's most recent filings with the Securities and Exchange Commission, including VISX's Annual Report and Form 10-K for the year ended December 31, 1998 and VISX's Form 10-Q report for the quarters ended March 31, June 30, and September 30, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISX, INCORPORATED


                                        By: /s/ TIMOTHY MAIER
                                           ----------------------------------
                                           Timothy Maier,
                                           Executive Vice President and
                                           Chief Financial Officer

Date: December 22, 1999